UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2022

CATCHA INVESTMENT CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40061	98-1574476
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Level 42, Suntec Tower Three 8 Temasek Blvd, Singapore	038988
(Address of principal executive offices)	(Zip Code)

+65 6829-2294

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	CHAA.U	The New York Stock Exchange
Class A Ordinary Shares included as part of the units	CHAA	The New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	CHAA WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2022, the Board of Directors (the “Board”) of Catcha Investment Corp (the “Company”) appointed Mr. Yaniv Ghitis as a director of the Company. The Board determined that Mr. Ghitis qualified as an independent director under rules of New York Stock Exchange and applicable SEC rules. Mr. Ghitis was also appointed to serve as a member of the Company’s audit committee, compensation committee and nominating committee. Meanwhile on the same date, Luke Elliott will no longer serve as a member of the audit committee of the Board.

There are no transactions involving the Company and Mr. Ghitis that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

Yaniv Ghitis is an investment specialist in Asia-Pacific with considerable experience in originating, structuring, negotiating and executing M&A and capital markets transactions across the region, including in Greater China, Southeast Asia, India, Korea, Japan and Australia.

Yaniv serves as the Chief Investment Officer of Digital Edge, a leading APAC data center platform. Prior to joining Digital Edge, Yaniv worked at J.P. Morgan for 17 years in their Hong Kong, New York, London and Tel Aviv offices. Most recently he served as Managing Director and Co-Head of J.P. Morgan Technology, Media and Telecom Investment Banking in Asia-Pacific, where he advised and raised capital for some of the most impactful technology and digital infrastructure companies in the region.

Based in Hong Kong, Yaniv holds a Bachelor of Arts in Management and Economics and a Masters of Arts in Economics, both from Tel Aviv University.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2022

CATCHA INVESTMENT CORP

By:	/s/ Patrick Grove
Name:	Patrick Grove
Title:	Chairman and Chief Executive Officer